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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 - K

                          SENIOR CARE INDUSTRIES, INC.

          Nevada                                               68-0221599
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                  410 Broadway, 2nd Floor, Laguna Beach, CA 92651
                  -----------------------------------------------
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                        (949) 376-3125 (949) 376-9117 FAX
                        -----------------------------------
                            (ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:

TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------

SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)


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FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., ("Senior Care Industries, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            9

Item 4.  Changes in Registrant's Certifying Accountant                         9

Item 5.  Other Events                                                          9

Item 6.  Resignation of Registant's Directors                                  9

Item 7.  Financial Statements and Exhibits                                    10

Item 8.  Change in Fiscal Year                                                10

Item 9.  Change in Security Ratings                                           10

Signatures                                                                    10

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   Item 1.  Changes in Control of Registrant

No Changes to Report.

   Item 2.  Acquisition or Disposition of Assets

No Changes to Report.

   Item 3.  Bankruptcy or receivership

Nothing to Report.

   Item 4.  Changes in Registrant's Certifying Accountant

Nothing to Report.

   Item 5.  Other Events

Nothing to Report.

   Item 6.  Resignation of Registrant's Directors

On September 24, 2001, Denzel Harvey informed the company that he was resigning as a Director of Senior Care. Senior Care management believes that this resignation was prompted by the lawsuit which Senior Care filed against Al Harvey, the brother of Denzel Harvey, and others on July 31, 2001. That lawsuit which Senior Care brought suit against Rent USA, its officers and directors, Equip USA, its officers and directors and the finance companies who leased rock crushing equipment to Senior Care. This action entitled Senior Care Industries, Inc. v. Tom E. Kaplan, et al. was filed in the Superior Court of Orange County, California, Case No. 01CC00345 and assigned to the Honorable William F. McDonald in Department CX101. The lawsuit charges breach of contract, breach of fiduciary duty, fraud, conversion and RICO violations [18 U.S.C. 1962, et seq.] against various defendants.

On October 3, 2001, the Board of Directors of Senior Care met and elected Craig
H. Brown as a director to succeed Mr. Harvey until the next annual meeting of shareholders. Mr. Brown was also elected to serve as President of Senior Care until the next annual meeting of the Board of Directors which will be held in March, 2002 following the annual shareholder meeting. Senior Care's former President, Stephen Reeder resigned earlier this year and the position had been vacant.

Mr. Brown brings 22 years of experience in the real estate industry to Senior Care. During the last five years, he has operated his own consulting firm, most recently International Capital Group, Inc. and prior to its formation, Great American Bancorp. He has performed due diligence and consulting services for Senior Care since 1999. Mr. Brown graduated from the University of California, Los Angeles, in 1980 and began his career in the development of residential properties with Trammell Crow Residential Company, where he acquired, developed and financed over one hundred fifty million dollars in multi-family residential properties throughout the southern California region.

Considered an expert in all facets of residential development, land entitlement, finance, and sale by Senior Care management, Mr. Brown will now run the day to day operations of Senior Care with a particular emphasis on coordinating and directing the Company's acquisitions, completion of unfinished and to-be-built properties as well as the real estate and corporate level financing for Senior Care.


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Item 7.  Financial Statements and Exhibits

None

Item 8.  Change in Fiscal Year

Nothing to Report.

Item 9.  Change in Security Rating

Nothing to Report.

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)

Dated: October 4, 2001

/S/ Mervyn Phelan, Sr.
-----------------------------------
Mervyn Phelan, Sr.
Chief Executive Officer

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